LB Series Fund, Inc.

Prospectus

April 30, 2002
As Supplemented

Growth Portfolio
Value Portfolio
Money Market Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

LB Series Fund, Inc.

Supplement to Prospectus
Dated April 30, 2002

The section of the prospectus under the heading "The Separate Accounts and The Contracts" is deleted in its entirety and replaced with the following:

"The Separate Accounts and the Retirement Plans"

Shares in the Fund are currently sold, without sales charges, only to:

  Separate accounts of Thrivent Financial and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"), which are used to fund benefits of variable life insurance and variable annuity contracts (each a "variable contract") issued by Thrivent Financial and LBVIP
  Retirement plans sponsored by Thrivent Financial

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the Portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest. The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans.

The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable contracts or the participants in the retirement plans. Orders placed before the close of the New York Stock Exchange ("NYSE") on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the net asset value ("NAV") calculated as of the close of the NYSE that day.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable contract owners and the interest of plan participants with respect to their investments in the Fund. The Fund's Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

The following section is added to the prospectus:

"Fees and Expenses of the Portfolios Available in the Retirement Plans"

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios available in the retirement plans. None of the Portfolios in the Fund have sales charges.

Annual Portfolio Operating Expenses
(expenses that are deducted from Fund assets)

                                                                                                  Total Portfolio Annual
Portfolio                           Management Fees                Other Expenses                 Expenses
---------                           ---------------                --------------                 ----------------------
Opportunity Growth                  0.40%                          0.06%                          0.46%
Mid Cap Growth                      0.40                           0.04                           0.44
World Growth                        0.85                           0.09                           0.94
Growth                              0.40                           0.02                           0.42
High Yield                          0.40                           0.04                           0.44
Income                              0.40                           0.03                           0.43
Limited Maturity Bond               0.40                           0.06                           0.46

The percentage of expense levels shown in the table as "Other Expenses" for the Limited Maturity Bond Fund are based on estimates since the Portfolio became effective November 30, 2001.

Thrivent Financial and LBVIP have agreed to pay on behalf of the Fund or to reimburse the Fund for all expenses of the Fund other than the investment advisory fee pursuant to an Expense Reimbursement Agreement. With the Expense Reimbursement Agreement, the Total Portfolio Annual Expense would be 0.85% for the World Growth Portfolio and 0.40% for the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the Growth Portfolio, the High Yield Portfolio, the Income Portfolio and the Limited Maturity Bond Portfolio. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, Thrivent Financial, and LBVIP.

Example

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio                                  1 Year                 3 Years                 5 Years               10 Years
---------                                  ------                 -------                 -------               --------
Opportunity Growth                           $47                   $148                    $258                 $  579
Mid Cap Growth                               45                     141                     246                    555
World Growth                                 96                     300                     520                   1155
Growth                                       43                     135                     235                    530
High Yield                                   45                     141                     246                    555
Income                                       44                     138                     241                    542
Limited Maturity Bond                        47                     148                     258                    579

The date of this Supplement is December 27, 2002.

Please include this supplement with your prospectus.

Table Of Contents

Page

           The Portfolios
                Growth Portfolio
                Value Portfolio
                Money Market Portfolio

           Management
                Investment Adviser
                Portfolio Managers
                Personal Securities Investments
                Advisory Fees

           The Separate Accounts And The Contracts
           Net Asset Value
           Distributions And Taxes
           Other Securities And Investment Practices
           Financial Highlights

The Portfolios

Growth Portfolio

Investment Objective. The investment objective of the Growth Portfolio is to achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Principal Strategies. The Growth Portfolio's principal strategy for achieving its objective is to invest in leading U.S. domestic and multi-national companies. Thrivent Financial for Lutherans ("Thrivent Financial"), the Portfolio's investment adviser, uses fundamental and technical investment research techniques to identify stocks of companies that it believes have a leading position and successful business strategy within their industry.

The Portfolio invests primarily (at least 65%) in stocks of large and, to a lesser extent, medium-sized, companies, which Thrivent Financial believes have balance sheet strength and profitability. Thrivent Financial defines large- and medium-sized companies according to the market capitalization classifications published by Lipper, Inc. Based on Lipper's guidelines as of February 28, 2002, large-sized companies are those with market capitalizations of at least $10.1 billion and medium-sized companies are those with market capitalizations between approximately $2.4 billion and 10.1 billion. Thrivent Financial seeks to invest in companies with a strong management team that will develop business strategies which lead to sales and earnings growth and improving relative stock value.

The Growth Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks. The Growth Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. In addition, growth stocks generally are more expensive relative to their earnings or assets compared to value or other stocks. Therefore, if those valuations return to more historical norms, the prices of such stocks may moderate or fall.

In addition, the prices of larger company stocks may not rise as quickly or as significantly as prices of stocks of well-managed smaller companies.

For these and other reasons, the Growth Portfolio may underperform other stock Portfolios (such as small company or medium company stock Portfolios) when larger company stocks are out of favor.

The success of the Growth Portfolio's investment strategy depends significantly on Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Growth Portfolio cannot be certain that it will achieve its objective.

Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Technical analysis generally involves studying trends and movements in a security's price, trading volume, and other market-related factors in an attempt to discern patterns.

Volatility And Performance

The bar chart and table shown below provide an indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for one, five, and ten years compared to a broad-based securities market index.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Growth Portfolio commenced operations on January 9, 1987.

YEAR-BY-YEAR TOTAL RETURN
[GRAPHIC BAR CHART OMITTED:]

           Annual
Year       Return
1992        8.13%
1993       10.10%
1994       -4.66%
1995       37.25%
1996       22.44%
1997       30.18%
1998       28.38%
1999       43.61%
2000       -4.95%
2001      -19.13%

Best Quarter:        Q4 '99    +25.53%
Worst Quarter:       Q3 '01    -21.57%

Average Annual Total Returns
(Periods ending December 31, 2001)

                 1 Year     5 Years     10 Years
------------------------------------------------
Growth
Portfolio       -19.13%      13.02%      13.39%

S&P 500         -11.87%      10.71%      12.93%

The S&P 500 is an unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

Value Portfolio

Investment Objective. The investment objective of the Value Portfolio is to achieve long-term growth of capital.

Principal Strategies. The principal strategy for achieving this objective is to invest, under normal market conditions, at least 65% of its assets in common stocks of large market capitalization companies which Thrivent Financial believes to be undervalued. Thrivent Financial, the Portfolio's investment adviser, defines companies with large market capitalizations according to the market capitalization classifications published by Lipper, Inc. Based on Lipper's guidelines as of February 28, 2002, companies with large market capitalizations are those with market capitalizations of at least $10.1 billion.

Thrivent Financial uses both fundamental and technical investment research techniques to identify stocks of companies that it believes are undervalued in relation to their long-term earnings power or asset value. These stocks typically, but not always, have below average price-to-earnings and price-to-book value ratios.

The Value Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks. The Value Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

There is also a risk the prices of stocks of undervalued companies may not rise as quickly as anticipated if the market doesn't recognize their intrinsic value or if value stocks are out of favor. In addition, the prices of larger company stocks may not rise as quickly or as significantly as prices of stocks of well-managed smaller companies.

For these and other reasons, the Value Portfolio may underperform other stock funds.

The success of the Portfolio's investment strategy depends significantly on Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Value Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Value Portfolio cannot be certain that it will achieve its objective.

The Value Portfolio commenced operations on November 30, 2001. No bar chart or performance table has been included for the Portfolio. Because shares of the Portfolio may be purchased only through variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses.

Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Technical analysis generally involves studying trends and movements in a security's price, trading volume, and other market-related factors in an attempt to discern patterns.

The price-to-earnings (P/E) ratio represents the price of a stock divided by its earnings per share. In general, the higher the P/E, the greater the expectations are for earnings growth.

The price-to-book ratio represents the price of a stock divided by its net asset value. The price/book ratio can be a guide in determining the value of a stock.

Money Market Portfolio

Investment Objective. The investment objective of the Money Market Portfolio is to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

Principal Strategies. The Money Market Portfolio seeks to achieve its objective by investing in high quality, short-term money market instruments that mature in 397 days or less, including U.S. dollar-denominated commercial paper, bank instruments such as certificates of deposit, U.S. government discount notes, and U.S. Treasury Bills.

Thrivent Financial, the Portfolio's investment adviser, uses fundamental investment research techniques to determine what money market instruments to buy and sell. Under normal market conditions, the Portfolio invests primarily in prime commercial paper. Thrivent Financial looks for prime commercial paper issued by corporations which it believes are financially sound, have strong cash flows, and solid capital levels, are leaders in their industry and have experienced management.

Thrivent Financial manages the Money Market Portfolio subject to strict rules established by the Securities and Exchange Commission that are designed so that the Money Market Portfolio may maintain a stable $1.00 share price. Those guidelines generally require the Money Market Portfolio to, among other things, invest only in high quality securities that generally are diversified with respect to issuers, are denominated in U.S. dollars and have short remaining maturities. In addition, the guidelines require the Money Market Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days.

Under the guidelines, at least 95% of the Money Market Portfolio's total assets must be invested in "first tier" securities. First-tier securities must be rated by at least two rating agencies in their highest short-term major rating categories (or one, if only one rating agency has rated the security, or if they have not received a short-term rating, determined by Thrivent Financial to be of comparable quality). First-tier securities generally include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper and certain obligations of U.S. and foreign banks.

The remainder of the Money Market Portfolio's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security or, if unrated, determined by Thrivent Financial to be of comparable quality), or kept in cash.

Principal Risks. The Money Market Portfolio's principal risks are those that could affect the yield of its shares. They include those factors that could cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies. The success of the Portfolio's investment strategy depends significantly on Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests.

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Volatility And Performance

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year and by showing the Portfolio's average annual returns for one, five, and ten years.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Money Market Portfolio commenced operations on January 9, 1987.

YEAR-BY-YEAR TOTAL RETURN
[GRAPHIC BAR CHART OMITTED:]

           Annual
Year       Return
1992       3.53%
1993       2.87%
1994       4.00%
1995       5.71%
1996       5.20%
1997       5.43%
1998       5.32%
1999       4.94%
2000       6.21%
2001       3.96%

Best Quarter:        Q4 '00    +1.59%
Worst Quarter:       Q4 '01    +0.56%

Average Annual Total Returns
(Periods ending December 31, 2001)

                     1 Year   5 Years    10 Years
-------------------------------------------------
Money Market
Portfolio             3.96%     5.17%      4.71%

Management

Investment Adviser

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for each of the Portfolios of LB Series Fund, Inc ("the Fund"). Thrivent Financial has been in the investment advisory business since 1970. As of December 31, 2001, Thrivent Financial had assets under management of approximately $58.6 billion.

Thrivent Financial provides investment research and supervision of the assets for the Growth Portfolio, Value Portfolio and Money Market Portfolio.

Portfolio Managers

Growth Portfolio
Scott A. Vergin has been the portfolio manager of the Growth Portfolio since 1994. He also has served as portfolio manager of Lutheran Brotherhood Growth Fund since February 2002. Mr. Vergin has been with Thrivent Financial since 1984.

Value Portfolio
Lewis A. Bohannon has served as portfolio manager of the Value Portfolio since February 2002. Mr. Bohannon also has served as portfolio manager for The AAL Equity Income Fund since 1995, AAL Equity Income Portfolio since 2001, and Lutheran Brotherhood Value Fund since 2002.

Money Market Portfolio
Gail R. Onan has been the portfolio manager of the Money Market Portfolio since 1994. She also serves as the portfolio manager for Lutheran Brotherhood Money Market Fund. Ms. Onan has been with Thrivent Financial since 1986.

Personal Securities Investments

Personnel of Thrivent Financial may invest in securities for their own account pursuant to codes of ethics that establish procedures for personal investing and restrict certain transactions.

Advisory Fees

Each Portfolio pays an annual investment advisory fee to Thrivent Financial. The advisory agreement between Thrivent Financial and the Fund provides for the following advisory fees, expressed as a percentage of the Portfolio's net assets:

                        Growth Portfolio                   .40%
                        Value Portfolio                    .60%
                        Money Market Portfolio             .40%

The Separate Accounts And The Contracts

Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"). These separate accounts fund benefits of variable life insurance and variable annuity contracts. A Prospectus for your variable contract accompanies this Prospectus and describes how you may allocate the premiums and the assets relating to your variable contract among one or more of the subaccounts which correspond to the Portfolios of the Fund.

The separate accounts of Thrivent Financial and LBVIP place a single order to buy or sell shares of each Portfolio each business day. The separate accounts calculate the amount of the order based on the aggregate instructions from owners of the variable annuity contracts. Instructions received from contract owners before the close of the New York Stock Exchange ("NYSE")on a given day result in share purchases and redemptions at the net asset value ("NAV") calculated as of the close of the NYSE that day.

Net Asset Value

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio's liabilities, and dividing the result by the number of outstanding shares. The NAV for the Portfolios varies with the value of their investments. The Portfolios value their securities using market quotations, other than short-term debt securities maturing in less than 60 days, which are valued using amortized costs, and securities for which market quotations are not readily available, which are valued at fair value.

The Portfolios determine their NAV on each day the NYSE is open for business, or any other day as required under the rules of the Securities and Exchange Commission. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The calculation normally is made as of the close of regular trading of the NYSE (currently 4:00 p.m. Eastern time) after the Portfolio has declared any applicable dividends. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the value of a Portfolio's investment in foreign securities changes on days when you are not able to change the allocation in your variable contract.

Distributions And Taxes

Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that Portfolio.

Dividends. Dividends are declared and paid as follows:

Declared and paid daiIy             Money Market Portfolio

Declared and paid annually          Growth Portfolio
                                    Value Portfolio

Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by a Portfolio.

Capital Gains. Capital gains distributions, if any, usually will be declared in February for the prior calendar year.

Contract owners should review the documents pertaining to their variable annuity contracts for information regarding the personal tax consequences of purchasing such a contract.

Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.

Other Securities And Investment Practices

The principal investment strategies and risk factors of each Portfolio are outlined beginning on page 2. The Portfolios may also invest in other securities and engage in other practices. Below are brief discussions of some of these securities, other practices in which certain of the Portfolios may engage, and their associated risks.

Repurchase Agreements. Each of the Portfolios may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Portfolio could lose money.

When-Issued Securities. Each Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year. In addition, no income will be earned on these securities until they are actually delivered.

Mortgage-Backed And Asset-Backed Securities. The Money Market Portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the redemption patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

Zero Coupons. Each of the Portfolios may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio that has purchased the security and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Portfolio to liquidate securities at a disadvantageous time.

Foreign Securities. Each of the Portfolios may invest in foreign securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Each of the Portfolios may use foreign currencies and related instruments to hedge its foreign investments.

Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Restricted And Illiquid Securities. Each of the Portfolios may invest to a limited extent in restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Portfolio's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Portfolio may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Portfolio) may have a subjective element.

Securities Lending. Each of the Portfolios, except the Money Market Portfolio, may seek additional income by lending securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money.

Derivatives. Each of the Portfolios, except the Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Portfolio may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Portfolio's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Portfolio. In addition, suitable derivative investments for hedging or speculative purposes may not be available.

High-Yield Bonds. Each of the Portfolios, except the Money Market Portfolio, may invest in high-yield bonds. High-yield bonds are debt securities rated below BBB by S&P or Baa by Moody's. To the extent that a Portfolio invests in high-yield bonds, it takes on certain risks:

  The risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds.
  Issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Short-Term Trading. The investment strategy for each Portfolio, except the Money Market Portfolio, at times may include short-term trading. While a Portfolio ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase a Portfolio's transaction costs.

Initial Public Offering. The Growth Portfolio and Value Portfolio may engage in initial public offerings (IPOs) of securities. IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Thus, when the Portfolio's size is smaller, any gains from IPOs will have an exaggerated impact on the Portfolio's reported performance than when the Portfolio is larger. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or only in very limited quantities. There can be no assurance that a Portfolio will have favorable IPO investment opportunities.

International Exposure. Many U.S. companies in which each Portfolio, except the Money Market Portfolio, may invest have the potential to generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of Portfolio shares.

Bonds. The value of any bonds held by a Portfolio is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, possibly causing a loss for the Portfolio.

Securities Ratings. When fixed-income securities are rated by one or more independent rating agencies, a Portfolio uses these ratings to determine bond quality. Investment grade bonds are those that are rated within or above the BBB major rating category by S&P or the Baa major rating category by Moody's, or unrated but considered of equivalent quality by the Portfolio's adviser. High-yield bonds are below investment grade bonds in terms of quality.

In cases where a bond is rated in conflicting categories by different rating agencies, a Portfolio (other than the Money Market Portfolio) may choose to follow the higher rating. If a bond is unrated, the Portfolio may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Portfolio will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

Defensive Investing. In response to market, economic, political, or other conditions, each Portfolio (other than the Money Market Portfolio) may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes. If the Portfolio does this, different factors could affect the Portfolio's performance and it may not achieve its investment objective.

Financial Highlights

The financial highlights tables for each of the Portfolios are intended to help you understand the Portfolios' financial performance for the past 5 years or, if shorter, the period of the Portfolios' operations. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio(assuming reinvestment of all dividends and distributions). All per share amounts have been rounded to the nearest cent. The returns do not reflect any charges that would normally occur at the separate account level. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Annual Report for Variable Products for the fiscal year ended December 31, 2001, which is available upon request.

Growth Portfolio

                                                                                Years ended December 31,
                                                                      2001          2000         1999           1998        1997
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                $24.06         $30.24        $23.51         $21.58     $19.32
                                                                    ------         ------        ------         ------     ------
Income From Investment Operations -
  Net investment income                                               0.07           0.13          0.11           0.19       0.21
  Net realized and unrealized gain(loss) on investments (a)          (4.13)         (1.18)         9.14           5.28       4.97
                                                                    ------         ------        ------         ------     ------

    Total from investment operations                                 (4.06)         (1.05)         9.25           5.47       5.18
                                                                    ------         ------        ------         ------     ------

Less Distributions -
  Dividends from net investment income                               (0.05)         (0.08)        (0.11)         (0.19)     (0.21)
  Distributions from net realized gain on investments                (4.70)         (5.05)        (2.41)         (3.35)     (2.71)
                                                                    ------         ------        ------         ------     ------
    Total distributions                                              (4.75)         (5.13)        (2.52)         (3.54)     (2.92)
                                                                    ------         ------        ------         ------     ------

Net asset value, end of period                                      $15.25         $24.06        $30.24         $23.51     $21.58
                                                                    ------         ------        ------         ------     ------
                                                                    ------         ------        ------         ------     ------

Total investment return at net asset value (b)                      (19.13%)        (4.95%)       43.61%         28.38%     30.18%

Net assets, end of period ($ millions)                           $3,607.7       $4,695.7      $4,913.3       $3,320.0   $2,426.1

Ratio of expenses to average net assets                               0.40%          0.40%         0.40%          0.40%      0.40%

Ratio of net investment income to average net assets                  0.43%          0.48%         0.45%          0.94%      1.11%

Portfolio turnover rate                                              94%           108%          124%           152%       193%
------------------------------------------------------------------------------------------------------------------------------------
(a) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

Value Portfolio

                                                                     For the period from
                                                                      November 30, 2001
                                                                     (effective date) to
                                                                      December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                        $10.00
                                                                            ------

Income From Investment Operations -
Net investment income                                                         0.01
  Net realized and unrealized gain (loss) on investments (a)                  0.13
                                                                            ------

    Total from investment operations                                          0.14
                                                                            ------

  Net asset value, end of period                                            $10.14
                                                                            ------
                                                                            ------

Total investment return at net asset value (b)                                1.44%

Net assets, end of period ($ millions)                                       $6.9

Ratio of expenses to average net assets                                       0.60%(c)

Ratio of net investment income to average net assets                          0.87%(c)

Portfolio turnover rate                                                       -
------------------------------------------------------------------------------------------------------------------------------------
(a) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Computed on an annualized basis.

Money Market Portfolio

                                                                                Years ended December 31,
                                                              2001         2000          1999        1998        1997
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                         $1.00         $1.00        $1.00        $1.00       $1.00
                                                             -----         -----        -----        -----       -----
    Net investment income from investment operations          0.04          0.06         0.05         0.05        0.05
    Less: Dividends from net investment income               (0.04)        (0.06)       (0.05)       (0.05)      (0.05)
                                                             -----         -----        -----        -----       -----

Net asset value, end of period                               $1.00         $1.00        $1.00        $1.00       $1.00
                                                             -----         -----        -----        -----       -----
                                                             -----         -----        -----        -----       -----

Total return (a)                                              3.96%         6.21%        4.94%        5.32%       5.43%

Net assets, end of period ($ millions)                     $407.7        $291.7       $294.9       $193.8      $121.2

Ratio of expenses to average net assets                       0.40%         0.40%        0.40%        0.40%       0.40%

Ratio of net investment income to average net assets          3.76%         6.03%        4.86%        5.16%       5.27%
------------------------------------------------------------------------------------------------------------------------------------
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

The Statement of Additional Information which is incorporated by reference into this Prospectus contains additional information about the Fund and its Portfolios. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports for variable products. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Portfolios during their last fiscal year. You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-847-4836. You also may review and copy information about the Portfolios (including the Statement of Additional Information) at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You may get more information about the Public Reference Room by calling 1-202-942-8090. You also may get information about the Portfolios on the EDGAR database at the SEC web site (www.sec.gov) and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, or by sending an e-mail to: publicinfo@sec.gov.

1940 Act File No. 811-4603